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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): December 2, 1997

                                BLYTH INDUSTRIES, INC.
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                (Exact name of registrant as specified in its charter)

              Delaware                    1-13026               36-2984916
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
 incorporation)                                             Identification No.)


             100 Field Point Road, Greenwich, Connecticut       06830
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        (Address of principal executive offices)              (Zip Code)

          Registrant's telephone number, including area code: (203) 661-1926
                                                              --------------
                                    Not Applicable
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            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         See Exhibit 99.1 attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99.1 Press Release

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                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BLYTH INDUSTRIES, INC.





Date: December 2, 1997             By:  /s/ Bruce D. Kreiger
                                   --------------------------
                                   Name:    Bruce D. Kreiger
                                   Title:   Vice President & General Counsel